UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 8, 2007

PEMSTAR INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-31223	41-1771227
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Technology Drive, Angleton, Texas	77515
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (979) 849-6550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.             Material Modification to Rights of Security Holders.

Item 5.01.             Changes in Control of Registrant.

Effective January 8, 2007, Benchmark Electronics, Inc. (Benchmark) completed its previously announced acquisition of Pemstar Inc. (the Company) (the Merger). Pursuant to the Agreement and Plan of Merger among Benchmark, Autobahn Acquisition Corp. and the Company dated October 16, 2006 (the Merger Agreement), each issued and outstanding share of common stock, par value $0.01 per share, of the Company was converted into the right to receive 0.16 of a share of common stock, par value $0.10 per share, of Benchmark. With the closing of the Merger, the Company became a wholly owned subsidiary of Benchmark.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 1.02.             Termination of a Material Definitive Agreement.

On January 8, 2007, the Company paid $40,014,456.34 in satisfaction of all principal and interest owed to Wachovia Financial Capital Corporation, formerly known as Congress Financial Corporation, in its capacity as agent, on behalf of the lenders under the Amended and Restated Loan Agreement dated July 3, 2006 and amended September 1, 2006.

Item 3.01.             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, which was completed on January 8, 2007, the Company delisted from the NASDAQ Global Market its shares of common stock, par value $0.01 per share, each of which was converted in the Merger into the right to receive 0.16 of a share of common stock, par value $0.10 per share, of Benchmark

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, immediately upon completion of the Merger on January 8, 2007, each of the officers and directors of the Company resigned and were replaced by the officers and directors of Autobahn Acquisition Corp.

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 8, 2007, the Company filed with the Secretary of State of the State of Minnesota amended and restated Articles of Incorporation, which became effective on such date. A copy of the Restated Articles of Incorporation is included as Exhibit 5.1 to this Current Report on Form 8.K and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 2.1

Agreement and Plan of Merger among Benchmark Electronics, Inc., Autobahn Acquisition Corp. and Pemstar Inc. dated October 16, 2006 (incorporated by reference from exhibit 2.1 to Pemstar Inc.’s Form 8-K dated October 16, 2006 and filed on October 18, 2006).

	Exhibit 5.1	Amended and Restated Articles of Incorporation of Pemstar Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEMSTAR INC.

Dated: January 12, 2007	By:	/s/ Cary T. Fu
Cary T. Fu
President